UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2006
CARDIOGENESIS CORPORATION
(Exact name of registrant as specified in its charter)

California	000-28288	77-0223740

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
26632 Towne Centre Drive, Suite 320
Foothill Ranch, CA 92610
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 649-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
     Cardiogenesis Corporation, a California corporation (the “Company”), has entered into an office lease agreement (the “Lease”) with John Robert Meehan (the “Landlord”), to lease a one story office building located in the Irvine Spectrum with a street address of 11 Musick, Irvine, California 92618 (the “Premises”). The Lease estimates that the Premises consist of 7,800 square feet. The Company intends to use the Premises as general office space for its operations.
     The Lease is effective and binding on the parties as of October 1, 2006 (the “Commencement Date”), assuming all of the tenant improvements specified in the Lease have been completed by such date. If the tenant improvements have not been completed by October 1, 2006, the Commencement Date shall be extended on a day to day basis until such work is complete and a certificate of occupancy, or its equivalent, has been obtained for the Premises. The Lease will expire on November 30, 2011, however the Lease provides the Company with two (2) options to extend the term of the Lease for five years per option, exercisable by delivery of written notice by the Company to the Landlord no less than three (3) months and no later than six (6) months prior to the expiration of the initial lease term or first option term, as applicable.
     During the initial term of the lease, the monthly base rent for the Premises will be as follows:

Commencement Date through September 30, 2007:	$8,970
October 1, 2007 through September 30, 2008:	$9,418.50
October 1, 2008 through September 30, 2009:	$9,889.43
October 1, 2009 through September 30, 2010	$10,383.90
October 1, 20010 through November 30, 2011	$10,903.09
     The Lease provides that months 13 and 25 of the initial term of the Lease shall be free of base rent.
     During the option terms, the monthly base rent shall be as follows:

December 1, 2011 through November 30, 2012:	$11,448.25
December 1, 2012 through November 30, 2013	$12,020.66
December 1, 2013 through November 30, 2014	$12,621.70
December 1, 2014 through November 30, 2015	$13,252.78
December 1, 2015 through November 30, 2016	$13,915.42
December 1, 2016 through November 30, 2017	$14,611.19
December 1, 2017 through November 30, 2018	$15,341.75
December 1, 2018 through November 30, 2019	$16,108.84
December 1, 2019 through November 30, 2020	$16,914.28
December 1, 2020 through November 30, 2021	$17,759.99

     The Company is required to post a security deposit under the Lease of $53,820, an amount equal to five-months rent at the initial base rent amount of $8,970. One month of the security deposit or $8,970, shall be applied against the base rent owed during months 14, 26, 38 and 50 of the initial term of the Lease, leaving a remaining balance of $8,970 as a security deposit during the term of the Lease.
     The Lease is a triple-net lease and in addition to the monthly base rent, the Company will be required to pay Landlord, as additional rent, operating expenses, real property taxes and assessments and utilities costs. The Company initially expects these pass-through costs to be about $1,800 per month.
     The foregoing is a summary description of certain terms of the Lease and is qualified in its entirety by the text of the Lease attached as Exhibit 10.1 to this Current Report on Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Standard Industrial/Commercial Multi-Tenant Lease — Net by and between John Robert Meehan and Cardiogenesis Corporation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION (Registrant)
Date: August 25, 2006	By:	/s/ William Abbott
William Abbott,
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description
10.1	Standard Industrial/Commercial Multi-Tenant Lease — Net by and between John Robert Meehan and Cardiogenesis Corporation.